                                                                  EXHIBIT 10.15


                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated January 30, 2004, is made and entered into on the terms and conditions hereinafter set forth, by and among SYMBION, INC., a Delaware corporation, the several lenders who are parties to the Credit Agreement (as hereinafter defined), as lenders (the "Lenders"), and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), as administrative agent for the Lenders and the Issuing Bank (in such capacity, the "Administrative Agent") and as Issuing Bank.

                                   RECITALS:

         1. Pursuant to a Credit Agreement dated as of July 18, 2003, among the Borrower, the Lenders party thereto and Bank of America, as Administrative Agent and as Issuing Bank (as the same heretofore has been or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders agreed to make Loans to the Borrower and to purchase participations in Letters of Credit issued for the account of the Borrower, and the Issuing Bank agreed to issue such Letters of Credit, all as more specifically described in the Credit Agreement.

         2. The parties hereto desire to amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.

                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT OF SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the existing definitions of the terms identified below to read as follows:

                  "EBITDA" shall mean, for the Borrower and its Subsidiaries on a consolidated basis for any period, the sum of Consolidated Net Income plus (a) the following, without duplication and to the extent deducted in computing Consolidated Net Income: (1) Interest Expense,
         (2) federal, state, local and foreign income, value-added and similar tax expense, (3) depreciation, and (4) amortization of intangible assets and other non-cash charges, less (b) any non-cash items increasing Consolidated Net Income for such period (except to the extent cash relating to such item has been received after the date of this Agreement); provided, however, that to the extent that EBITDA attributable to Permitted Non-Guarantor Entities exceeds twenty percent (20%) of EBITDA for the Borrower and its Subsidiaries on a consolidated basis, the excess shall be excluded from "EBITDA" for purposes of determining compliance with the requirements of Sections 10.1.2, 10.1.3 and 10.1.5.

                  "Permitted Acquisition" shall mean any Asset Acquisition by the Borrower or any Subsidiary of the Borrower that complies with all of the following requirements, as applicable:

                           (a) the assets to be acquired shall consist primarily of (i) a Center or (ii) the Capital Stock of a Person whose primary asset is (A) a Center or (B) Capital Stock of a Subsidiary of such Person whose primary asset is a Center;

                           (b) the Borrower shall have complied with the provisions of Section 8.2.4;

                           (c)      the Borrower or a Subsidiary of the
                  Borrower is the surviving entity in the transaction;

                           (d) all assets acquired in the transaction are held or acquired by the Borrower or a Person who is or as a part of the transaction will become a Subsidiary of the Borrower and has complied with the provisions of Section 8.18 prior to or contemporaneously with the consummation of the transaction;

                           (e) at the time of such Asset Acquisition and after giving Pro Forma Effect thereto and to any other relevant transaction occurring during the then most recent twelve (12) month period, (1) no Default shall have occurred or be continuing or would result therefrom, and (2) the Senior Funded Indebtedness to EBITDA Ratio shall not exceed
                  2.25 to 1.00, both as confirmed by a certificate of a Responsible Officer of the Borrower in form and substance satisfactory to the Administrative Agent;

                           (f) with respect to an Asset Acquisition primarily in exchange for cash (including Indebtedness incurred or assumed) (1) the total consideration (including Indebtedness incurred or assumed) for any one Asset Acquisition made pursuant to this clause (f) shall not exceed $15,000,000, and (2) as of the date of such Asset Acquisition, the total consideration (including Indebtedness incurred or assumed) for such Asset Acquisition and all other Asset Acquisitions made pursuant to this clause (f) during the immediately preceding twelve months, together with the aggregate amount of all Investments made in Permitted Non-Guarantor Entities by the Borrower or any of its Subsidiaries during such period, shall not exceed an amount equal to EBITDA for the Last Four Fiscal Quarters (taking into account EBITDA during the Last Four Fiscal Quarters attributable to (i) any Asset Acquisitions made during the Last Four Fiscal Quarters but without giving Pro Forma Effect to such Asset Acquisitions, and (ii) Investments made in Permitted Non-Guarantor Entities during the Last Four Fiscal Quarters), as established pursuant to Compliance Certificates delivered to the Administrative Agent as provided herein; and

                           (g) with respect to an Asset Acquisition primarily in exchange for Capital Stock of the Borrower, (1) if such Capital Stock consists of equity securities other than common stock, all terms, conditions and provisions of those equity securities shall be satisfactory to Requisite Lenders, in their discretion, and (2) as of the date of such Asset Acquisition, the total consideration (including Indebtedness incurred or assumed) for such Asset Acquisition and all other Asset Acquisitions made pursuant to this clause
                  (g) during the immediately preceding twelve months shall not exceed an amount equal to the difference between (x) one hundred fifty percent (150%) of EBITDA for the Last Four Fiscal Quarters (taking into account EBITDA during the Last Four Fiscal Quarters attributable to (i) any Asset Acquisitions made during the Last Four Fiscal Quarters but without giving Pro Forma Effect to such Asset Acquisitions, and (ii) Investments made in Permitted Non-Guarantor Entities during the Last Four Fiscal Quarters), as established pursuant to Compliance Certificates delivered to the Administrative Agent as provided herein, and (y) the sum of
                  (A) the total consideration (including Indebtedness incurred or assumed) paid in connection with all Asset Acquisitions made during such period pursuant to the preceding clause (f) and (B) the aggregate amount of all Investments made by the Borrower or any of its Subsidiaries in Permitted Non-Guarantor Entities during such period.

                  "Permitted Non-Guarantor Entity" shall mean a Person that meets all of the following requirements:

                           (a) Such Person shall be a Person in which the Borrower and its Subsidiaries own Capital Stock, but is not a Subsidiary of the Borrower, and the remaining Capital Stock of which is owned by a hospital or hospital system or individual physicians or Persons owned or controlled by individual physicians.

                           (b) There shall be no restriction on the ability of such Person to pay dividends or make distributions of its available cash (i.e., cash remaining after debt service, payment of expenses and the establishment of reasonable reserves) to holders of its Capital Stock, other than pursuant to the law under which such Person is organized.

                           (c) Such Person shall be engaged exclusively in the ownership or operation of a Center.

                           (d) The aggregate face amount of Contingent Obligations of the Borrower and its Subsidiaries incurred after July 18, 2003 with respect to Indebtedness of such Persons shall not exceed $5,000,000.

                           (e)      As of the date of the making of any
                  Investment by the Borrower or any of its Subsidiaries in a Permitted Non-Guarantor Entity, the aggregate amount of such Investment, together with (1) the aggregate amount of all other Investments by the Borrower or any of its Subsidiaries in Permitted Non-

                  Guarantor Entities during the immediately preceding twelve months and (2) the total consideration (including Indebtedness incurred or assumed) for all Asset Acquisitions made pursuant to clause (f) of the definition of "Permitted Acquisition" during such period, shall not exceed an amount equal to EBITDA for the Last Four Fiscal Quarters (taking into account EBITDA during the Last Four Fiscal Quarters attributable to (i) any Asset Acquisitions made during the Last Four Fiscal Quarters but without giving Pro Forma Effect to such Asset Acquisitions, and (ii) Investments made in Permitted Non-Guarantor Entities during the Last Four Fiscal Quarters), as established pursuant to Compliance Certificates delivered to the Administrative Agent as provided herein.

                           (f)      As of the date of the making of any
                  Investment by the Borrower or any of its Subsidiaries in a Permitted Non-Guarantor Entity, the aggregate amount of such Investment, together with (1) the aggregate amount of all other Investments by the Borrower or any of its Subsidiaries in Permitted Non-Guarantor Entities during the immediately preceding twelve months and (2) the total consideration (including Indebtedness incurred or assumed) for all Permitted Acquisitions made during such period, shall not exceed an amount equal to one hundred fifty percent (150%) of EBITDA for the Last Four Fiscal Quarters (taking into account EBITDA during the Last Four Fiscal Quarters attributable to
                  (i) any Asset Acquisitions made during the Last Four Fiscal Quarters but without giving Pro Forma Effect to such Asset Acquisitions, and (ii) Investments made in Permitted Non-Guarantor Entities during the Last Four Fiscal Quarters), as established pursuant to Compliance Certificates delivered to the Administrative Agent as provided herein.

         2. AMENDMENT OF SECTION 9.3. Section 9.3 of the Credit Agreement is hereby amended by (a) deleting "and" at the end of clause (d), (b) deleting the period at the end of clause (e), and substituting in lieu thereof "; and", and (c) adding the following new clause (f):

                           (f) the sale of Capital Stock of a Permitted Non-Guarantor Entity if after the sale of such Capital Stock such Permitted Non-Guarantor Entity would continue to constitute a Permitted Non-Guarantor Entity in compliance with all applicable provisions of this Agreement.

         3. AMENDMENT OF SECTION 10.1.2. Section 10.1.2 of the Credit Agreement is hereby amended to read as follows:

                  10.1.2. Funded Indebtedness to EBITDA Ratio. Permit the Funded Indebtedness to EBITDA Ratio as of the end of any Fiscal Quarter to be greater than 3.00 to 1.00.

         4. AMENDMENT OF SECTION 10.1.4. Section 10.1.4 of the Credit Agreement is hereby amended to read as follows:

                  10.1.4. Funded Indebtedness to Capitalization Ratio. Permit the Funded Indebtedness to Capitalization Ratio as of the end of any Fiscal Quarter to be greater than 0.50 to 1.00.

         5. AMENDMENT TO SUBSECTION 14.16(B). Subsection 14.16(b) of the Credit Agreement is hereby amended by adding the following immediately after the reference to "Section 9.6," in the second line of Section 14.16(b):

                           "or if any Capital Stock of a Permitted
                  Non-Guarantor Entity shall be Disposed of in a transaction permitted by clause (f) of Section 9.3,"

         6. REPLACEMENT OF EXHIBIT 1.1A. The Credit Agreement is hereby amended by replacing Exhibit 1.1A thereto with Exhibit 1.1A to this Amendment.

         7. SPECIAL AGREEMENTS REGARDING SCHEDULED ACQUISITION. It is understood and agreed that the Scheduled Acquisition regarding Valley ASC, Inc. shall be disregarded for purposes of the consideration limitations set forth in paragraphs (f) and (g) of the definition of "Permitted Acquisition" and the investment limitation set forth in paragraph (d) of the definition of "Permitted Non-Guarantor Entity". It is further understood and agreed that the Scheduled Acquisition regarding Valley ASC, Inc. shall be deemed to be a Permitted Acquisition for purposes of subsection 9.8(a) of the Credit Agreement.

         8. EVIDENCE OF AUTHORIZATION, ETC. The Borrower shall provide, or shall cause to be provided, to the Administrative Agent such evidence (including but not limited to opinions of legal counsel to the Borrower and the Guarantors) as the Administrative Agent reasonably may require to confirm (a) the existence of the Borrower and the Guarantors, (b) the authorization of this Agreement and the transactions that are the subject hereof, (c) the execution and delivery by the Borrower and the Guarantors of this Agreement and any documents executed pursuant hereto or in connection herewith, and (d) the enforceability against the Borrower and the Guarantors of this Agreement and any documents executed pursuant hereto.

         9. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective only upon the satisfaction of the following conditions:

                  (A) the Borrower shall have consummated an initial public offering of its common Capital Stock on terms and conditions reasonably acceptable to the Administrative Agent, and as a result thereof shall have received cash proceeds, net of cash underwriting fees and cash payments to holders of the Borrower's Series A and Series B convertible preferred stock in connection with the conversion of these shares to common stock, in a minimum amount of $50,000,000;

                  (B) the Borrower, the Administrative Agent, the Issuing Bank and Requisite Lenders shall have executed and delivered a counterpart of this Amendment;

                  (C) the Subsidiary Guarantors shall have executed and delivered the Consent of Subsidiary Guarantors appended to this Amendment (the "Guarantor Consent");

                  (D) each of the representations and warranties of the Borrower contained in Section 10 shall be true and correct as of the date as of which all of the other conditions contained in this Section 9 shall have been satisfied;

                  (E) in consideration of the agreements of the Lenders contained herein, the Borrower shall have paid to the Administrative Agent, for distribution to each Lender, such fees as shall have been agreed to by the Borrower, the Administrative Agent and the Lenders:

                  (F) the Administrative Agent shall have received legal opinions of Waller Lansden Dortch & Davis PLLC, counsel to the Borrower and its Subsidiaries, regarding customary matters (including the enforceability of this Amendment, the Guarantor Consent and the Credit Agreement (as modified hereby), and no conflict with law or material agreements); and

                  (G) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

         10. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. As an inducement to the Lenders, the Issuing Bank and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants that, on and as of the date hereof:

                  (A) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, except for (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

                  (B) Both before and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

                  (C) The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to enter into and perform its obligations hereunder and under the Credit Agreement (as modified hereby). Each of the Subsidiary Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Guarantor Consent. The execution, delivery and performance
         (i) by the Borrower of this Amendment and the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby and (ii) by the Subsidiary Guarantors of the Guarantor Consent, in each case, have been duly approved by all necessary corporate or other organizational action of such Person, and no other corporate or other organizational proceedings on the part of each such Person are necessary to consummate such transactions.

                  (D) This Amendment has been duly executed and delivered by the Borrower. The Guarantor Consent has been duly executed and delivered by each of the Subsidiary Guarantors. Each of this Amendment, the Guarantor Consent and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents, (i) is the legal, valid and binding obligation of each Credit Party party hereto and thereto, enforceable against such Credit Party in accordance with its terms, and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment or of the Guarantor Consent or the performance of the Credit Agreement (as modified hereby), nor the consummation of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral or its ability to enforce its rights and remedies with respect thereto. This Amendment is effective to amend the Credit Agreement as provided therein (assuming the due authorization, execution and delivery of this Amendment by each Lender party hereto).

                  (E) All necessary consents, approvals and authorizations of, filings with and acts by or with respect to all Governmental Authorities and other Persons required to be obtained, made or taken in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Guarantor Consent and the Credit Agreement (as modified hereby), or otherwise in connection with the transactions contemplated hereby and thereby, have been obtained, made or taken and remain in effect.

                  (F) The execution and delivery of this Amendment and the Guarantor Consent, the transactions contemplated by this Amendment and by the Credit Agreement (as modified hereby), the performance by the Borrower of its obligations hereunder and under the Credit Agreement (as modified hereby) and the performance by the Subsidiary Guarantors of their respective obligations under the Guarantor Consent (i) do not conflict with or violate any Requirement of Law or any Contractual Obligation of the Borrower or any Subsidiary of the Borrower, except to the extent that any such violation or conflict will not have a Material Adverse Effect, and (ii) do not conflict with, constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Borrower or any Subsidiary of the Borrower pursuant to any Contractual Obligation of the Borrower or such Subsidiary (other than Liens in favor of the Administrative Agent, the Lenders and the Issuing Bank), except to the extent that any such conflict or default or the failure to obtain any necessary consent will not have a Material Adverse Effect.

         11. EFFECT OF AMENDMENT; CONTINUING EFFECTIVENESS OF CREDIT AGREEMENT AND LOAN DOCUMENTS.

                  (A) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any Guarantor by the Administrative Agent, the Issuing Bank or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Issuing Bank or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

                  (B) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

                  (C) Any noncompliance by the Borrower with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default.

                  (D) Except to the extent amended or modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modifications of the Credit Agreement effected hereby. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein secure and shall continue to secure the payment of all Obligations, in each case taking into account the modifications of the Credit Agreement effected hereby.

         12. FURTHER ACTIONS. Each of the parties to this Amendment agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

         13. COUNTERPARTS. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

         14.      MISCELLANEOUS.

                  (A) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

                  (B) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

                  (C) All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

                  (D) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

                  (E) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                            SIGNATURE PAGES FOLLOW]

             [Signature Page to First Amendment to Credit Agreement
                    (Symbion, Inc.) dated January 30, 2004]


                                        BORROWER:

                                        SYMBION, INC.


                                        By: /s/ Kenneth C. Mitchell
                                            -----------------------------------
                                            Kenneth C. Mitchell,
                                            Vice President - Finance and
                                            Chief Financial Officer

             [Signature Page to First Amendment to Credit Agreement
                    (Symbion, Inc.) dated January 30, 2004]


                                        ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent


                                        By: /s/ Kristine Thennes
                                           ------------------------------------
                                           Name: Kristine Thennes
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

             [Signature Page to First Amendment to Credit Agreement
                    (Symbion, Inc.) dated January 30, 2004]


                                        LENDER AND ISSUING BANK:

                                        BANK OF AMERICA, N.A.,
                                        as a Lender and as Issuing Bank


                                        By: /s/ Elizabeth L. Knox
                                           ------------------------------------
                                           Name: Elizabeth L. Knox
                                                -------------------------------
                                           Title: SVP
                                                 ------------------------------

             [Signature Page to First Amendment to Credit Agreement
                    (Symbion, Inc.) dated January 30, 2004]


                                        LENDER AND SYNDICATION AGENT:

                                        CREDIT SUISSE FIRST BOSTON, acting
                                        through its Cayman Islands Branch,
                                        as a Lender and as Syndication
                                        Agent


                                        By: /s/ Jay Chall
                                           ------------------------------------
                                           Name: Jay Chall
                                                -------------------------------
                                           Title: Director
                                                 ------------------------------


                                        By: /s/ Jennifer A. Pieza
                                           ------------------------------------
                                           Name: Jennifer A. Pieza
                                                -------------------------------
                                           Title: Associate
                                                 ------------------------------

             [Signature Page to First Amendment to Credit Agreement
                    (Symbion, Inc.) dated January 30, 2004]


                                        LENDER AND DOCUMENTATION AGENT:

                                        KEY CORPORATE CAPITAL INC.,
                                        as a Lender and as Documentation Agent


                                        By: /s/ James A. Taylor
                                           ------------------------------------
                                           Name: James A. Taylor
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

             [Signature Page to First Amendment to Credit Agreement
                    (Symbion, Inc.) dated January 30, 2004]


                                        LENDER:

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By: /s/ Sarah Reisher
                                           ------------------------------------
                                           Name: Sarah Reisher
                                                -------------------------------
                                           Title: First Vice President
                                                 ------------------------------

             [Signature Page to First Amendment to Credit Agreement
                   (Symbion, Inc.) dated January 30, 2004]


                                        LENDER:

                                        U.S. BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By: /s/ S.W. Choppin
                                           ------------------------------------
                                           Name: S.W. Choppin
                                                -------------------------------
                                           Title: S.V.P.
                                                 ------------------------------

             [Signature Page to First Amendment to Credit Agreement
                    (Symbion, Inc.) dated January 30, 2004]


                                        LENDER:

                                        FIFTH THIRD BANK,
                                        as a Lender


                                        By: /s/ Sandy Hamrick
                                           ------------------------------------
                                           Name: Sandy Hamrick
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

             [Signature Page to First Amendment to Credit Agreement
                    (Symbion, Inc.) dated January 30, 2004]


                                        LENDER:

                                        RAYMOND JAMES BANK, FSB,
                                        as a Lender


                                        By: /s/ William C. Beiler
                                           ------------------------------------
                                           Name: William C. Beiler
                                                -------------------------------
                                           Title: EVP & CCO
                                                 ------------------------------